Exhibit 10.1

LETTER OF INTENT

KAILONG HIGH TECHNOLOGY CO., LTD.

AND

LIQTECH INTERNATIONAL, INC. (NYSE MKT: LIQT)

凯龙高科技股份有限公司 与

LIQTECH INTERNATIONAL, INC. (纽交所代码: LIQT)

合作意向书

This letter of intent (the “LOI”) is an indication of terms pursuant to which Kailong High Technology Co., Ltd. (“Kailong”) and LiqTech International, Inc. (“LIQT”) would form a joint venture. This LOI is binding on the parties pending execution of definitive agreements except with respect to the Confidentiality section herein.

本合作意向书（以下简称“意向书”）概述了凯龙高科技股份有限公司（以下简称“凯龙”）与 LiqTech

International, Inc. (以下简称“LIQT”) 即将成立合资公司的指导性条款。 本文件作为双方签订正式合作协议的框架。

JOINT VENTURE 关于合资公司
Purpose: 目的

To create a joint venture entity, to be located in Jiangsu province,

China, that will produce Diesel Particulate Filters (“DPF”) for the automotive industry.

双方在中国江苏省共同投资一家合资公司，生产用于汽车工业

的DPF（柴油颗粒捕集器）产品。

Ownership: 股权结构	- 70% owned by Kailong High Technology Co., Ltd., - 凯龙高科技股份有限公司占70%股份 - 30% owned by LIQT - LIQT 占30%股份
Capital Contribution: 资本组成

Registered capital to be 90,000,000 RMB:

注册资本9000 万人民币：

- 90,000,000 RMB shall be equity and contributed by each party pro rate. Kailong shall invest 63,000,000RMB, and LIQT shall invest 27,000,000 RMB.

- 9000 万元注册资本由双方按上述股权比例认缴。凯龙投资6300万元，

LIQT 投资2700万元

- Working capital for the joint venture shall be financed by a local credit facility, if necessary

- 如果进一步需要，合资公司的运营资金可由当地信用机构作

为短期借贷进行融资。

Use of Capital Contribution: 资本用途

The capital will be utilized to establish a fully operational factory in a leased building arranged by Kailong with a capacity of producing

2,000,000 L of DPFs. The production capacity can be progressively established by the following stages:

- The first stage: annual capacity 1,000,000L, by the end of

2017

- The second stage: annual capacity 2,000,000 L, by the end of

2018

该投资主要用于在凯龙现有厂房内建立起能完全稳定运营的年

产200 万升的DPF 工厂。具体分阶段实施如下：

第一阶段，年产能100 万升，于2017 年底前完成。

第二阶段，年产能200 万升，于2018 年底前完成。

Factory Main Equipment 工厂所需主要设备

- Furnace- 窑炉

- Straining- 炼泥机

- Extruder - 挤出成型机

- Mixing- 混料机

- Wet Cutting- 切割机

- Dry Cutting (Diamond Tools) - 切断机

- Micro Wave Drying - 微波炉干燥机

- Laser Marking - 激光打标机

- Integrity Test- 机械性能测试

- Grinding- 磨削机

- Air Stock- 空气中干燥

- Electricity - 电力耗费

Personnel: 人员安排	- Kailong will provide the personnel to configure the factory -凯龙负责安排人员进行运营筹划和工厂布局。 - Liqtech will provide the personnel to configure the technology -LIQT 则负责安排人员进行技术方案落地。

Operations/Planning Considerations: 运营策划及计划管理方面的考量

-Both parties will contribute to the business operation and strategic management of Joint Venture

-双方将共同致力于合资公司的业务运营以及战略管理

- Kailong will be focusing on the sale and marketing, production,

procurement, etc. LIQT will be focusing on the implementation of technology, process and know-how (i.e. guarantee the product specification and performance to meet the Chinese V/VI emissions regulations standards), quality assurance (i.e. over 95%). Kailong and Liqtech will jointly work to achieve cost control (to achieve the cost at 80 RMB / L).

凯龙将负责合资公司的市场营销，生产，采购业务等，LIQT 将

负责合资公司的技术及工艺（产品参数和性能满足中国市场国

五，国六排放法规要求），质量（95%以上合格率）. 双方都将

致力于成本控制（目标80 人民币/升）。

- Kailong shall provide detailed product costs and margin

calculations based on expected local conditions

- 凯龙将提供根据本地情况核算的产品成本和毛利详情。

- Kailong shall negotiate subsidized conditions with local

governmental units including tax incentives, utility costs, benefits from foreign direct investments, etc.

- 凯龙负责落实当地政府的各项投资优惠和补贴政策，比如税

务，水电基建及外资相关的优惠等。

- Kailong shall substantiate the sales pipeline by providing customer type, product types and forecast delivery schedules

- 凯龙将加强销售渠道的落实，提供客户类型，产品类型和交

付计划等。

- LIQT shall prepare at the technology transfer, training schedule,

products research updating and technical support. After the

implementation of technology transfer, the Joint Venture will exclusively own the full intellectual property rights.

- LIQT 将准备技术转让，培训计划，产品研发升级及技术支持.

当技术转让实施完成后，LIQT 的全部技术及知识产权的所有权

归属合资公司独家所有。

- When the LOI has been signed, LIQT is not allowed to take further attempt with other companies to start other projects involving the related DPF technology in China

-且签署合作意向书后，LIQT 不得在中国与其他公司进行洽谈

涉及此相关技术的合作项目。

- JV is committed to explore the opportunity of selling and

producing water treatment systems in China. LIQT grants JV a Non-

Exclusive right to sell Water Treatment systems and Water

Treatment Membranes in China and agree to assist Kailong with system development education and training of engineers

合资公司将在中国开发生产和销售LIQT 的水处理系统项目。LIQT 将向合资公司授权使用水处理技术和过滤膜产品（非独家

使用）；并且同意协助凯龙开发水处理技术和系统，并对凯龙

工程师进行培训。

- The timeline for the first-phase of serial production will be no later than the second half of fiscal year 2017

- 合资公司的第一期量产时间表，应该不得晚于2017 财政年下

半年.

Projections: 投资预测

2018:

Operation - Capacity of 1,000,000 L

- Revenue:                                                                                            130,000,000 RMB

- Production cost: 50%;                                                                       65,000,000 RMB

- Operational cost - 15%;                                                                     19,500,000 RMB

- Depreciation – 10%;                                                                            4,500,000 RMB

- Royalty cost LiqTech:                                                                       15,000,000 RMB

- Market cost Kailong:                                                                         20,000,000 RMB

- Profit before Tax:                                                                                  6,000,000 RMB

- Tax – 20%;                                                                                             1,200,000 RMB

- NET INCOME:                                                                                      4,800,000 RMB

- Net Income will be distributed as a dividend to the investors as follows:

- Kailong: 70%

- LIQT: 30%

2019:

Operation - Capacity of 2,000,000 L

- Revenue:                                                                                          260,000,000 RMB

- Production cost: 50%：                                                                  130,000,000 RMB

- Operational cost - 15%：                                                                  39,000,000 RMB

- Depreciation – 10%：                                                                         9,000,000 RMB

- Royalty cost LiqTech:                                                                      30,000,000 RMB

- Profit before Tax:                                                                               52,000,000 RMB

- Tax – 20%：                                                                                        10,400,000 RMB

- NET INCOME:                                                                                   41,600,000 RMB

- Net Income will be distributed as a dividend to the investors as follows:

- Kailong: 70%

- LIQT: 30%

Transfer of Technical knowhow & IP rights

JV shall pay LiqTech a Technology transfer fee as following:

1) A sum of 5,000,000RMB payable as follows:

- 25% upon the establishment of Joint-Venture

- 25% upon successful completion of mass production capacity

- 50% upon successful sales of 100,000 L

Another 5,000,000RMB will be paid upon achieving

sales of 500,000L

合资公司将要支付LIQT 技术专利转让费如下：

1） 按下列方式支付500 万元人民币：

- 合资公司正式成立时支付25% ，

- 能达到产线建设完成并批量投产时支付25%，

- 销售完成10 万升时支付余下的50%

剩余的500万人民币将在完成年销售50 万升时支付

2) A running royalty equal to:

15RMB per liter for 2018,2019 and 2020.

2）技术专利提成为：在2018, 2019及2020 年度每升15 元人民

币

Market value and customer network 市场价值及客户渠道

JV will pay Kailong a fee of 19,800,000RMB for the market value customer base.

The amount will be obtained by the following:

6,600,000RMB will be paid when the JV have sold 500,000L,

6,600,000RMB will be paid when the JV have sold 750,000L and

6,600,000RMB will be paid when the JV have sold 1.000.000L

合资公司应支付凯龙的市场价值及客户渠道费用为1980 万元人

民币。总金额将按照以下方式支付：

在合资公司销售50 万L 时支付660万元人民币，

在合资公司销售75 万L 时支付660万元人民币，

在合资公司销售100万L时支付660万元人民币。

Investment in LiqTech by Kailong 凯龙投资LIQT 股份

2,500,000 shares are going to be subscribed by Kailong under the following conditions: at a purchase price equal to the average closing price of the Company’s Common Stock for the ten (10)

trading days prior to September 30th. Or if The Stock price is lower than $ 1.00 a minimum price of $1.00.

250 万LIQT 股份将按照下列条件由凯龙认购：认购价为2016

年9 月30 日前10 天的平均收盘价，或者如果股市价格低于1

美元时按1 美元认购。

This clause is conditional to the approval by Chinese Authorities, no later than September 30th. 2016. If Kailong can’t subscribe Liqtech shares, this letter of intent will be terminated.

此条款受限于中国证券机构在2016 年9 月30 日之前批准持股

相关要求。如果到时凯龙未能投资LIQT 股份，此协议视为无

效。

Investment in LiqTech offered to other shareholders 其他机构对LIQT 的投资

5.000.000 shares are going to be offered to other shareholders under following conditions: at a purchase price equal to the average closing price of the Company’s Common Stock for the ten (10)

trading days prior to September 30th. Or if The Stock price is lower than $ 1.00 a minimum price of $1.00.

500 万LIQT 股份将按照下列条件由其他机构认购：认购价为2016 年9 月30 日前10 天的平均收盘价，或者如果股市价格低

于1 美元时按1 美元认购。

Best Efforts: 齐心协力	Kailong and LIQT will work diligently and provide their best efforts to establish an optimal configuration of factory planning. 凯龙和LIQT 将争分夺秒，尽最大努力，将合资工厂规划得最 优。
MISCELLANEOUS 其他事项
Definitive Agreements: 确定协议:

The parties shall enter into all necessary agreements containing the terms and conditions set forth in this LOI, as well as other terms and conditions customary to such agreements, prior to September 30th,

2016

双方将根据该意向书的各项条款于2016 年09 月30 日之前签署

正式的各项合作协议。

Confidentiality: 保密条款:

This LOI is confidential, and none of its provisions or terms shall be disclosed to anyone who is not Kailong or LIQT, an officer or director of the foregoing, or their agents, advisers or legal counsels,

unless required by law, provided that, LIQT may issue press

releases detailing the strategic relationship between the parties and may file any disclosure documents with the U.S. Securities and

Exchange Commission regarding the subject matter of this LOI and of any agreements between the parties as LIQT deems appropriate.

Meanwhile Kailong is also obligated to submit to the China

securities regulatory commission relevant disclosure documents.

本合作意向书属于商业机密，意向书中所有内容不得向凯龙或

LIQT 除公司高管，授权代理，咨询师，法律顾问以外的任何人

透露。但下述情况除外：LIQT 在认为合适的情况下可能向媒体

发布双方的战略合作关系，也有可能向美国证券交易委员会提

交与该意向书和后续相关合作协议的信息披露文件，同时凯龙

也有义务向中国证监会提交相关的披露文件。

** signature page follows **

签名

COMPANY:公司名称 LIQTECH INTERNATIONAL, INC.
By	签名: /s/ Aldo Petersen
Name	姓名: Aldo Petersen
Title	职务: Chairman of the Board of Directors
董事长

COMPANY:公司名称

KAILONG HIGH TECHNOLOGY CO., LTD.
凯龙高科技股份有限公司

By	签名: /s/ Zang Zhicheng
Name	姓名: 臧志成
Title	职务: Chairman of the Board of Directors
董事长